Exhibit 10.25

Equipment Finance

PO Box 230789

Portland. OR 97281-0789

October 16, 2008

Alfons Theeuwes

Stellaris LLC

26000 Commercentre Drive

Lake Forest, CA 92630

RE: Stellaris LLC

944835

Dear Alfons Theeuwes:

A recent review of our files indicates that there needs to be an amendment to the Aircraft Security Agreement dated October 14, 2008 and all ancillary documents associated with the above-referenced loan. We will require your acknowledgement of the following change(s):

The signature block on all documents is amended to read as follows:

Stellaris LLC

By: Premoris Services Corporation, its Member

By:	/s/Alfons Theeuwes
Alfons Theeuwes
Senior Vice President of Finance

All other terms of the affected document(s) remain in full force and effect.

Please return this signed acknowledgement to my attention as soon as possible. Should you have any questions, please do not hesitate to contact me at (800) 253-3468 Ext. 464.

Very truly yours,	Correction or Change Acknowledged & Agreed
Stellaris LLC
By: Premoris Services Corporation, its Member

Gloria Brogan	By:	/s/Alfons Theeuwes
Documentation Specialist	Alfons Theeuwes
Senior Vice President of Finance

	Dated:	10/16/08

APPROVED:   ORIGINAL GUARANTOR(S) HEREBY ACKNOWLEDGE THAT THEIR GUARANTIES REMAIN IN FULL EFFECT.

ARB, Inc.

BY:	/s/ Brian B. Pratt
Brian B. Pratt
President

Equipment Finance

PO Box 230789

Portland, OR 97281-0789

October 21, 2008

Alfons Theeuwes

Stellans LLC

26000 Commercentre Drive

Lake Forest, CA 92630

RE: Stellaris LLC

944835-AFS

Dear Alfons Theeuwes:

A recent review of our files indicates that there needs to be an amendment to the Promissory Note dated October 14, 2008 associated with the above-referenced Schedule. We will require your acknowledgement of the following change(s):

Paragraph 2 - Fifty Nine (59) installments in the amount of $43,230.10 each, followed by One (1) installment in the amount of $2,145,402.92 have been amended to Fifty Nine (59) installments in the amount of $43,026.83 each, followed by One (1) installment in the amount of $2,145,402.92.

Paragraph 3 - the rate of 5.958 percent per annum has been amended to 5.88 percent per annum

Paragraph 6 has been amended to read as follows:

Debtor may not prepay this Schedule for the first two (2) years, thereafter Debtor may prepay this Schedule in whole or in part, without paying any premium.

All other terms of the affected document(s) remain in full force and effect.

Please return this signed acknowledgement to my attention as soon as possible. Should you have any questions, please do not hesitate to contact me at (800) 253-3468 Ext. 464.

Very truly yours,	Correction or Change Acknowledged & Agreed
Stellaris LLC
By: Premoris Services Corporation, its Member

Gloria Brogan	By:	/s/Alfons Theeuwes
Documentation Specialist	Alfons Theeuwes
Senior Vice President of Finance

Dated:

cc: Erica Holbrook

9/06

PROMISSORY NOTE

Equipment Finance

Stellaris LLC

26000 Commercentre Drive

Lake Forest, CA 92630

$3,800,000.00	Effective Date 10/17/08	Schedule Number 944835-AFS

1.    This Promissory Note (“Note,” also known as “Schedule”) is made between Stellaris LLC (“Debtor”), and U.S. Bancorp Equipment Finance, Inc. (which, together with its successors and assigns, shall be called the “Secured Party”). This Note is secured by an assignment of and security interest in certain Collateral, as defined in an Aircraft Security Agreement (“Security Agreement”) executed contemporaneously herewith between Debtor and Secured Party, which Security Agreement is incorporated by reference herein. Capitalized terms used in this Note which are not otherwise defined herein shall have the meanings given in the Security Agreement.

2.    For value received, Debtor hereby promises to pay to the order of Secured Party the principal amount of Three Million Eight Hundred Thousand and no/100 Dollars ($3,800,000.00) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule: Fifty Nine (59) installments in the amount of $43,230.10 each, followed by One (1) installment in the amount of $2,145,402.92 including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due November 10, 2008 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. Each payment shall be applied first to accrued and unpaid interest, and the balance to the outstanding principal hereof. As a result, such final installment may be substantially more or substantially less than the installments specified herein.

3.    Debtor promises to pay interest on the principal balance outstanding at a rate of 5.958 percent per annum.

4.    Interest shall be calculated on the basis of a 360-day year. In no event shall this Note be enforced in any way which permits Secured Party to collect interest in excess of the maximum lawful rate. Should interest collected exceed such rate, Secured Party shall refund such excess interest to the Debtor. In such event, the Debtor agrees that Secured Party shall not be subject to any penalties provided by law for contracting for or collecting interest in excess of the maximum lawful rate.

5.    PAYMENT ADJUSTMENT. In the event that a forward rate lock agreement has not been executed, on the date of funding (the ‘Adjustment Date’) the interest rate set forth herein and the installments due hereunder shall be recalculated based upon changes in the spot rate of 60-month U. S. Bancorp’s Funds Transfer Pricing Rate/Cost of Funds (the “Spot Rate”) from September 17, 2008 until the Adjustment Date. If, on the Adjustment Date, the Spot Rate is greater or less than 4.48%, then such interest rate and installments shall be adjusted accordingly to reflect the actual rate. Thereafter, the interest rate and installments shall remain fixed during the Term hereof.

6.    Debtor may prepay this Schedule, in whole or in part, by paying simultaneously with and in addition to the prepayment, a premium for such prepayment privilege equal to the greater of: (1) 3% of the amount prepaid during months one (1) to twelve (12), 1% of the amount prepaid during months thirteen (13) to thirty-six (36), 0% of the amount prepaid during months thirty-seven (37) to sixty (60), or (2) an amount calculated as follows: the maximum of: (a) zero, or (b) that amount which is derived by subtracting: (i) the Net Present Value of the remaining payments discounted at the Initial Rate from (ii) the Net Present Value of the remaining payments discounted at the Rate at Prepayment.

Net Present Value shall mean the amount which is derived by summing the present values of each prospective payment of principal and interest which, without such full or partial prepayment, could otherwise have been received by Secured Party over the shorter of the remaining term of the Schedule or until the next repricing date.

Initial Rate shall mean the rate per annum, determined solely by Secured Party, on the first day of the term of this Schedule or the most recent repricing date, as the rate at which Secured Party would be able to borrow funds in Money Markets for the amount of this Schedule and for a like maturity.

Rate at Prepayment shall mean that zero-coupon rate, calculated on the date of prepayment, and determined solely by Secured Party, as the rate at which Secured Party would be able to borrow funds in Money Markets for the prepayment amount matching the maturity of the remaining term of the Schedule.

Money Markets shall mean one or more wholesale funding mechanisms available to Secured Party, including negotiable certificates of deposit, eurodollar deposits, bank notes, fed funds, interest rate swaps, or others.

If Debtor fails to pay any prepayment premium when due, the amount of such premium shall thereafter bear interest until paid at the default rate specified in this Schedule. Any prepayment of principal shall be accompanied by a payment of interest accrued thereon to date; and the prepayment shall be applied to the principal installments in the inverse order of their maturities. Except in the event of a casualty loss, all prepayments shall be in an amount of at least $100,000 or, if less, the remaining entire principal balance of the loan. Notwithstanding the foregoing, payments made within 30 days of the date an installment is due which do not exceed the scheduled amount of such installment shall not be considered prepayments.

7.    All payments on this Note shall be made in lawful money of the United States at such address as Secured Party may designate to Debtor in writing from time to time.

8.    Any notices or demands required to be given herein shall be given to the parties in writing by facsimile transmission, or by overnight courier or United States mail (first class, express, certified or otherwise) at the addresses set forth in the Security Agreement or to such other addresses as the parties may hereafter substitute by written notice given in the manner prescribed in this paragraph. If Debtor consists of more than one person, notification of any of said persons shall be complete notification of all. Notice may be given either before or reasonably soon after the effective date of each change.

9.    If any of the obligations hereunder remains overdue for more than ten (10) days, Debtor hereby agrees to pay on demand, as a late charge, an amount equal to the lesser of (i) five percent (5%) of each such overdue amount; or (ii) the maximum percentage of any such overdue amount permitted by applicable law as a late charge. Debtor agrees that the amount of such late charge represents a reasonable estimate of the cost to Secured Party of processing a delinquent payment and that the acceptance of any late charge shall not constitute a waiver of default with respect to the overdue amount or prevent Secured Party from exercising any other available rights and remedies.

10.  Upon the happening of any Event of Default which is not cured within ten (10) days or at any time thereafter, all liabilities of Debtor shall, at the option of Secured Party, become immediately due and payable and Secured Party shall have and may exercise any and all of the rights and remedies granted in the Security Agreement.

11.  Unless expressly provided otherwise in this Note, the Security Agreement and Note are non-cancelable and may not be prepaid. The waiver by Secured Party of any default hereunder or of any provisions hereof shall not discharge any party hereto from liability hereunder and such waiver shall be limited to the particular Event of Default and shall not operate as a waiver of any other or subsequent default. No modification of this Note or waiver of any right of Secured Party hereunder shall be valid unless in writing and signed by an authorized officer of Secured Party. No failure on the part of Secured Party to exercise, or delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The provisions of this Note and the rights and remedies granted to Secured Party herein shall be in addition to, and not in limitation of those of any other agreement with Secured Party or any other evidence of any liability held by Secured Party or under any applicable law or in equity. The Security Agreement and Note embody the entire agreement between the parties and supersede all prior agreements and understandings relating to the same subject matter. The rights and liabilities of the parties under this Note shall be governed by applicable federal law and the laws of the state of Oregon. The Debtor, if more than one, agree to be jointly and severally liable on this Note, and that the term “Debtor,” as used herein, means any one or more of them. References herein to the “Security Agreement” and the “Note” shall mean the Security Agreement and Note as each may respectively be amended from time to time.

12.  Each of the Debtors, if more than one, and all other parties who at any time may be liable hereon in any capacity, hereby jointly and severally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Note, and authorize Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any monies owing on this Note. It is hereby certified and recited that all acts, conditions and things necessary to be done precedent to and in the issuance of this Note, in order to make it a legal, valid and binding obligation of Debtor, have happened and have been done and performed in regular and due form as required by law.

13.  Debtor hereby appoints Secured Party as its Attorney-in-Fact to insert in this Note the Effective Date in accordance with the Equipment Acceptance and Authorization to Pay Proceeds form executed by Debtor in connection herewith.

IN WITNESS WHEREOF, Debtor has executed this Note as of this 14 day of October, 2008

Stellaris LLC

By:	/s/ Alfons Theeuwes
Alfons Theeuwes
Senior Vice President of Finance

8/05

ADDRESS FOR ALL NOTICES:

PO Box 230789

Portland, OR 97281-0789

EQUIPMENT ACCEPTANCE AND AUTHORIZATION TO PAY PROCEEDS AND LOAN AMENDMENT

Equipment Finance

Schedule Number 944835-AFS

To:         U.S. Bancorp Equipment Finance, Inc.

Re:          Promissory Note and Aircraft Security Agreement dated as of October 14, 2008 (the “Agreements”) between U.S. Bancorp Equipment Finance, Inc., as Secured Party, and Stellaris LLC, Debtor.

YOU ARE HEREBY AUTHORIZED to disburse the proceeds of the loan evidenced by the above Agreements as follows for the purchase of the personal property specified (the “Collateral”):

$3,800,000.00	Stellaris LLC

One (1) Cessna Citation Bravo Model 550 , serial # 550-0971, Federal Aviation Registration Number N717GK, equipped with Two (2) Pratt & Whitney Canada PW530A serial #’s PCE-DA0355 and PCE-DA0352 each in excess of 550 S.H.P.;

including, but not limited to: (i) all avionics, accessories, improvements, components, instruments, furnishings, substitutions, additions, replacements, parts, tools and equipment now or hereafter affixed to or used in connection with such airframe, engines and/or propellers, together with all products and proceeds thereof, including but not limited to all leased and/or chartered income and all insurance recoveries; and (ii) all maintenance, support, supply, warranty, and/or service rights relating to such airframe, engines, and/or propellers, and any claims thereunder, including but not limited to rights and claims under any maintenance, support, supply and/or service plans or contracts.

The above aircraft is complete as equipped.

TOTAL AMOUNT TO BE DISBURSED	$3,800,000.00

YOU ARE HEREBY FURTHER AUTHORIZED to insert in the Agreement the date of disbursement of funds under this Authorization as the Effective Date of the Agreement.

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) the Collateral has been delivered to us; b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof; d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party will have fully and satisfactorily satisfied all its obligations under the Agreements; e) any and all conditions to the effectiveness of the Agreements or to our obligations under the Agreements have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; and, g) the Agreements are in full force and effect.

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or in the future to reject the Collateral or to revoke our acceptance thereof has terminated as of the date of hereof; b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.

IN WITNESS WHEREOF, we have executed this Certificate as of the 14 day of October, 2008.

Please sign, date and return to:	Stellaris LLC

U.S. Bancorp Equipment Finance, Inc.	By:	/s/ Alfons Theeuwes
13010 S. W. 68th Parkway	Alfons Theeuwes
Portland, OR 97223	Senior Vice President of Finance

6/04

ASSIGNMENT FOR SECURITY PURPOSES (Rental and Lease Agreements)

Equipment Finance

Schedule Number 944835-AFS

For valuable consideration, Stellaris LLC (“Assignor”), intending to be legally bound, in order to secure all obligations owing now or hereafter by Assignor to U.S. Bancorp Equipment Finance, Inc. and its successors and assigns (“Assignee”), hereby grants a security interest in and assigns to Assignee certain chattel paper, consisting of any and all now-existing or hereafter-arising rental and lease agreements and all income, rents, accounts, payment intangibles, and monies arising now or hereafter thereunder and all proceeds of any of the foregoing (the “Leases”) between Assignor, as Lessor, and any respective renters and sub-users (“Lessees”), relating to the equipment and/or inventory described on Exhibit A attached hereto, and all rights, powers, and remedies in the Leases, including the right, after a default by Assignor under any transaction with Assignee, to collect all rents, income, and sums due or to become due thereon and on any notes, contracts of guaranty or surety and collateral of any kind or nature which Assignor has or may have, now or hereafter, and any and all proceeds of all of the foregoing (all the property assigned being called the “Assigned Property”), and the right, either in Assignee’s own name, or in Assignor’s name, to take such actions as Assignor might have taken save for this assignment.

Assignor guarantees the payment when due of each sum payable under the Leases (regardless of any right of Lessees to abatement or adjustment) and the payment upon demand of the entire unpaid balance in the event of any default under the Leases, without first requiring Assignee to proceed against Lessees. Assignor has retained, and does not assign to Assignee, any of Assignor’s obligations, representations or warranties under the Leases, and Assignor shall fully perform all such obligations thereunder. ASSIGNEE SHALL HAVE NO OBLIGATIONS FOR MAINTENANCE, SERVICE, SECURITY, INDEMNITY, LICENSING AND OBTAINING PERMITS, FURNISHING OF FUEL, PARTS, ACCESSORIES OR REPLACEMENTS, OR ANY OTHER OBLIGATIONS OR WARRANTIES OF ASSIGNOR UNDER THE LEASES.

Assignor further represents and covenants that Assignor has not assigned and will not assign the Leases and its rights thereunder to anyone other than Assignee and Assignee shall have a first-priority perfected security interest therein; there is and shall be only one counterpart of the Leases; Assignor is the lawful holder of the Leases; if Assignee requests, the original Leases and related documents have been or will be delivered by Assignor to Assignee. Assignor will reimburse Assignee for all expenses of collection, repossession, and sale incurred by Assignee in connection with enforcing its rights hereunder, including but not limited to, attorney’s fees and court costs. Assignor agrees that Assignee may audit Assignor’s books and records relating to the Assigned Property and agrees that, without notice to or assent by Assignor, and without releasing the liability of Assignor hereunder, Assignee may: (i) take any action under the provisions of the Leases, (ii) release any rights against, grant extensions of time to, and compromise claims with, Lessees, and (iii) repossess and resell or release any or all of the Assigned Property. Assignor waives any surety defenses. This Assignment shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns, and shall be governed by the laws of the state of Oregon. The parties each submit to the jurisdiction of any state or federal court sitting in Portland, Oregon over all claims in any action or proceeding arising from or relating to this Assignment. THE PARTIES EACH IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATING TO THIS ASSIGNMENT. Assignor hereby authorizes Assignee to file and amend, as Assignee may deem necessary, financing statements regarding the Assigned Property. In any effort to enforce this Assignment, the prevailing party shall be entitled to an award of its reasonable attorney fees, including any incurred before suit is commenced, prior to or at trial, in any appeal and in any other proceeding.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment for Security Purposes to be duly executed as of October, 2008.

U.S. Bancorp Equipment Finance, Inc.		Stellaris LLC, Assignor

By:	/s/ [Illegible]	By:	/s/Alfons Theeuwes
An Authorized Officer Thereof		Alfons Theeuwes
Senior Vice President of Finance

1/07

ADDRESS FOR ALL NOTICES TO ASSIGNEE:

PO Box 230789

Portland, OR 97281-0789

EXHIBIT “A”

Equipment Finance

Schedule Number 944835-AFS

The Assigned Collateral (as defined and used in the Assignment for Security Purposes) includes the following:

One (1) Cessna (described as CESSNA on the International Registry drop down menu) Model 550, serial # 550-0971, Federal Aviation Registration Number N717GK, equipped with Two (2) Pratt & Whitney Canada model PW530A engine serial #’s PCE-DA0355 and PCE-DA0352 (described on the International Registry drop down menu as PRATT & WHITNEY CANADA model PW500 SERIES with serial numbers DA0355 and DA0352, respectively) each in excess of 550 shp;

including, but not limited to: (i) all avionics, accessories, improvements, components, instruments, furnishings, substitutions, additions, replacements, parts, tools and equipment now or hereafter affixed to or used in connection with such airframe, engines and/or propellers, together with all products and proceeds thereof, including but not limited to all leased and/or chartered income and all insurance recoveries; and (ii) all maintenance, support, supply, warranty, and/or service rights relating to such airframe, engines, and/or propellers, and any claims thereunder, including but not limited to rights and claims under any maintenance, support, supply and/or service plans or contracts.

The above Aircraft is type certified by the Federal Aviation Administration to transport at least eight persons including crew or goods weighing in excess of 2,750 kilograms.

The above Engines are powered by jet propulsion and each has at least 1,750 pounds of thrust or its equivalent.

The above aircraft is complete as equipped.

Plus

Certain chattel paper, consisting of any and all now existing or hereafter arising rental and lease agreements and all rents, income, accounts, payment intangibles, and sums due arising now or hereafter thereunder and all proceeds of any of the foregoing (each an “Agreement” and collectively the “Agreements”) between Assignor and its sub-users, and relating to the equipment and/or inventory that is the subject of such Agreements and is described above. Any purchase of an Agreement, or perfection of a security interest therein by possession or other control of the Agreement, violates the rights of U.S. Bancorp Equipment Finance, Inc. (and its successors and assigns).

U.S. Bancorp Equipment Finance, Inc.		Stellaris LLC
[Assignee]		[Lessor]

By:	/s/ [Illegible]	By:	/s/Alfons Theeuwes
An authorized officer thereof		Alfons Theeuwes
Senior Vice President of Finance

AIRCRAFT SECURITY AGREEMENT

Equipment Finance

Schedule Number 944835-AFS

1.0  PARTIES, COLLATERAL AND OBLIGATIONS

1.1   For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Stellaris LLC (hereinafter called “Debtor”) with offices at 26000 Commercentre Drive, Lake Forest, CA 92630 intending to be legally bound, hereby grants a first priority security interest in and assigns, transfers and sets over to U.S. Bancorp Equipment Finance, Inc., an Oregon corporation having offices at PO Box 230789, Portland, OR 97281-0789 (hereinafter called “Secured Party”), and to the successors and assigns thereof, the property specified in Section 7.0 wherever located, any and all proceeds thereof, Associated Rights (as defined below), insurance recoveries, and all replacements, additions, accessions, accessories and substitutions thereto or therefor, and all logs, manuals, records and documents issued for and reflecting the use thereof (hereinafter called the “Aircraft”). The security interest granted hereby is to secure the payment and performance of the Promissory Note of even date herewith (the “Note”), as well as any and all liabilities or obligations of Debtor to the Secured Party, matured or unmatured, direct or indirect, absolute or contingent, heretofore arising, now existing or hereafter arising, and whether under this Agreement or under any other writing between Debtor and Secured Party (all hereinafter called the “obligations” and/or the “liabilities”). In the event there is more than one Debtor, all obligations shall be joint and several obligations of all Debtors regardless of the source of Collateral (as hereinafter defined) or the particular Debtor with which the obligation originated, and each Debtor waives any surety defenses that it might raise with respect to any other Debtor. For the purposes of this Agreement, (a) the term “Associated Rights” and certain other terms used but not defined in this Agreement, or by reference to any other source, shall have the meaning provided for that term in the Cape Town Convention; and (b) the term “Cape Town Convention” shall mean and include, collectively, the official English language texts of Convention on International Interests in Mobile Equipment (the “Convention”) and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment (the “Aircraft Protocol”), each adopted on 16 November 2001 at a diplomatic conference held in Cape Town, South Africa, together with all regulations and procedures promulgated pursuant thereto (the “International Registry Regulations and Procedures”), as the same may be amended or modified from time to time.

1.2   Assignment and Security Interest. Debtor hereby grants a first priority security interest in and assigns, transfers and sets over to Secured Party, and Secured Party hereby accepts collateral assignment of, any and all leases and charter agreements relating to the Aircraft and any proceeds thereof (each a “Lease”, and collectively, the “Leases”) and all of Debtor’s right, title and interest in and to the property leased pursuant to the Leases and all rights, powers and remedies therein, to further secure the payment and performance by Debtor of the obligations; provided that Debtor shall not enter into any Lease without Secured Party’s prior written consent in accordance with Section 6.2 of this Agreement. Each lessee who is a party to each such Lease shall be referred to herein as a “Lessee.” Debtor shall deliver to Secured Party all original(s) of any Leases. The Leases and Aircraft shall be collectively referred to herein as the “Collateral.” Debtor hereby consents to the registration of such security interest granted to Secured Party in any such Lease with the international registry established pursuant to the Cape Town Convention and located in Dublin, Ireland (the “International Registry”) and shall, at closing, authorize its Professional User Entity to consent to the registrations of the International Interests (as defined in the Cape Town Convention) therein. Any such Lease shall be expressly subject and subordinate to this Agreement. Should an Event of Default (as defined herein) occur and continue, Secured Party shall have the right, either in its own name, or in Debtor’s name, to notify each Lessee that Secured Party should thereafter be regarded by such Lessee as Secured Party under each Lease and that Debtor shall no longer have any right, title or interest in or to such Lease. Thereafter, Secured Party may take any action under the provisions of the Leases as assignee of the Debtor’s interest in such Leases in accordance with the terms thereof, and may release any rights against, grant extensions of time to, and compromise claims with, each Lessee and may repossess and resell or re-lease the property which is the subject thereof. Debtor shall reimburse Secured Party for all expenses of collection and repossession incurred by Secured Party in connection with enforcing its rights under the Leases, including but not limited to, reasonable attorney’s fees, court costs, expenses of repossession and sale and interest on overdue payments. Debtor agrees that Secured Party may, upon reasonable prior notice and at a reasonable time, audit Debtor’s books and records relating to the Leases. Each Lease shall be filed with the U.S. Federal Aviation Administration (“FAA”), with a copy of this Agreement attached, and any International Interest (as defined in the Cape Town Convention) created in favor of Debtor thereby shall be registered with the International Registry and assigned to Secured Party. Each lessee under any Lease shall be a Transacting User Entity (as defined below), shall appoint a Professional User Entity and shall consent to the registration of any International Interest upon the closing of such Lease.

2.0   WARRANTIES AND COVENANTS OF DEBTOR: Debtor hereby represents, warrants and covenants that:

2.1   Business Organization, Status and Authority. (i) Debtor is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in all states and countries in which such qualification is necessary; (ii) Debtor has the lawful power and authority to own its assets and to conduct the business in which it is engaged; and to execute and comply with the provisions of this Agreement, the Note and any related documents (collectively, the “Financing Documents”); (iii) the execution and delivery of the Financing Documents have been duly authorized by all necessary action, and the Financing Documents constitute valid, legal and binding agreements, enforceable in accordance with their terms; (iv) no authorization, consent, approval, license or exemption of, or filing or registration with, any or all of the owners of Debtor or any governmental entity was, is or will be necessary to the valid execution, delivery, performance or full enforceability of the Financing Documents; (v) except as specifically disclosed to Secured Party, Debtor utilizes no trade names in the conduct of its business and/or has not changed its name within the past five years; (vi) Debtor is and shall continue to be a “citizen of the United States”, within the meaning of the Transportation Code (Title 49, Subtitle VII of the United States Code), as amended, and the regulations thereunder (collectively, the “Transportation Code”) and is “situated” in a country that is a party to the Cape Town Convention within the meaning of Article 4 of the Convention so long as any of the obligations remain due; (vii) any Lessee is and shall be in good standing under the laws of the state of its organization and is duly qualified to do business in all required jurisdictions; and (viii) the Aircraft has not been registered in any jurisdiction other than the United States. Debtor shall not change its state of organization, headquarters or residence without providing prior written notice to Secured Party. Debtor shall give written notice to Secured Party within 30 days of any termination or revocation of Debtor’s existence by its state of organization.

2.2   Merger; Transfer of Assets. Debtor shall not consolidate or merge with or into any other entity, liquidate or dissolve, distribute, sell, lease, transfer or dispose of all of its ownership interests, properties or assets or any substantial portion thereof other than in the ordinary course of its business, unless the Secured Party shall give its prior written consent, and the surviving, or successor entity or the transferee of such assets, as the case may be, shall assume, by a written instrument which is legal, valid and enforceable against such surviving or successor entity or transferee, all of the obligations of Debtor to Secured Party or any affiliate of Secured Party.

2.3   No Violation of Covenants or Laws. Debtor is not party to any agreement or subject to any restriction which materially and adversely affects its ability to perform its obligations under the Financing Documents. The execution of and compliance with the terms of the Financing Documents does not and will not (i) violate any provision of law, or (ii) conflict with or result in a breach of any order, injunction, or decree of any court or governmental authority or the formation documents of Debtor, or (iii) constitute or result in a default under any agreement, bond or indenture by which Debtor is bound or to which any of its property is subject, or (iv) result in the imposition of any lien or encumbrance upon any of Debtor’s assets, except for any liens created under the Financing Documents.

2.4   Accurate Information. All financial information submitted to the Secured Party in regard to Debtor or any shareholder, officer, director, member, or partner thereof, or any guarantor of any of the obligations thereof, was prepared in accordance with generally accepted accounting principles, consistently applied, and fairly and accurately depicts the financial position and results of operations of Debtor or such other person, as of the respective dates or for the respective periods, to which such information pertains. Debtor had good, valid and marketable title to all the properties and assets reflected as being owned by it on any balance sheet of Debtor submitted to Secured Party as of the date thereof.

2.5   Judgments; Pending Legal Action. There are no judgments outstanding against Debtor, and there are no actions or proceedings pending or, to the best knowledge of Debtor, threatened against or affecting Debtor or any of its properties in any court or before any governmental entity which, if determined adversely to Debtor, would result in any material adverse change in the business, properties or assets, or in the condition, financial or otherwise, of Debtor or would materially and adversely affect the ability of Debtor to satisfy its obligations under the Financing Documents.

2.6   No Breach of Other Agreements; Compliance with Applicable Laws. Debtor is not in breach of or in default under any loan agreement, indenture, bond, note or other evidence of indebtedness, or any other material agreement or any court order, injunction or decree or any lien, statute, rule or regulation. The operations of Debtor comply with all laws, ordinances and governmental rules and regulations applicable to them. Debtor has filed all federal, state and municipal income tax returns which are required to be filed and has paid all taxes as shown on said returns and on all assessments billed to it to the extent that such taxes or assessments have become due. Debtor does not know of any other proposed tax assessment against it or of any basis for one.

2.7   Sale or Pledge Prohibited. Debtor shall not sell, dispose of or offer to sell or otherwise transfer the Collateral or any interest therein without the prior written consent of Secured Party. Debtor shall not grant any security interest in or pledge any of the Collateral to any party other than Secured Party. If Secured Party is requested to give consent to any sublease of any of the Collateral by any Lessee, such consent shall be conditioned on, among other things, any sublessee’s interest under any sublease being subordinate to Debtor’s interest under the related Lease.

2.8   Location of the Aircraft. The home airport(s) of the Aircraft shall be at:

18601 Airport Way, Santa Ana, CA 92707 County: Orange

Debtor shall not change the principal domicile of the Aircraft from said location(s) without the prior written consent of Secured Party.

2.9   Cape Town Convention Matters. Debtor hereby makes the following representations and warranties, and undertakes the following obligations:   (i)   there are no International Interests registered with the International Registry (as defined below) with respect to the Collateral or this Agreement, and Debtor will not permit any International Interests to be filed with the International Registry except (A) for the sale of the Aircraft by the seller thereof to Debtor, (B) Debtor’s International Interest with respect to any Lease (which interest shall be assigned to Secured Party), (C) with respect to Secured Party’s interest in the Collateral or (D) as otherwise consented to in writing by Secured Party; (ii) Debtor is a Transacting User Entity, has appointed an Administrator and has designated a Professional User Entity (as defined in the International Registry Regulations and Procedures, which Professional User Entity shall be McAfee & Taft, A Professional Corporation (as such terms are defined in the International Registry Regulations and Procedures) acceptable to Secured Party; (iii) Debtor has paid all required fees and taken all actions necessary to enable Secured Party to register any International Interest in the Collateral with the International Registry; (iv) Debtor has the power to grant any security interests described herein, lease the aircraft pursuant to a Lease and assign any International Interests in any Lease(s), each within the meaning of Article 7(b) of the Convention; (v) Debtor shall not discharge nor allow to be discharged any International Interest created in favor of or assigned to Secured Party without Secured Party’s prior written consent; (vi) Debtor shall promptly cause any non-consensual lien that is registered with the International Registry to be discharged; (vii) Debtor hereby consents to the registration of any International Interest arising in connection with this Agreement and/or any Financing Document in favor of Secured Party and hereby authorizes its Professional User Entity to consent to the registration (including all related Final Consents, as defined in the International Registry Regulations and Procedures) of any International Interest with the International Registry upon Secured Party’s request; (viii) at closing, Debtor hereby agrees to authorize its Professional User Entity to consent to the registration(s) of any International Interest(s); (ix) each of the engines of the Aircraft has at least 1,750 pounds of thrust or its equivalent; (x) the airframe comprising the Aircraft is type certified by the FAA to transport at least eight people (including crew) or goods in excess of 2,750 kilograms; and (xi) the Irrevocable De-Registration and Export Request Authorization, which shall be substantially in the form of Exhibit A hereto (the “IDERA”) has been duly executed and delivered by an authorized representative of Debtor.

2.10   Perfection of Security Interest. Except for (i) the security interest and International Interest granted hereby and (ii) any other security interest previously disclosed by Debtor to Secured Party in writing, Debtor is the owner of the Collateral free from any adverse lien, security interest, International Interest or encumbrance. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein. At the request of Secured Party, Debtor shall execute, acknowledge and deliver to Secured Party any document or instrument, in form satisfactory to Secured Party, required by Secured Party to further the purposes of the Financing Documents. Debtor hereby authorizes Secured Party to file any financing statement(s) and to be named as lienholder or creditor on any registration(s) and other filings needed to perfect Secured Party’s interest in the Collateral, including, without limitation: (a) any registrations and filings with the FAA; (b) any registrations and filings pursuant to the Cape Town Convention; and (c) any financing statements, amendments and continuation statements thereto pursuant to the Uniform Commercial Code. All such registrations, filings and financing statements shall be in form satisfactory to Secured Party, and Debtor shall pay the cost of filing the same in all public offices where filing is deemed by Secured Party to be necessary or desirable. In addition to the foregoing, Debtor shall take such further action at its own cost as Secured Party may request to establish, maintain and protect Secured Party’s rights and interests in the Collateral and the Financing Documents under the Cape Town Convention and the Transportation Code, as applicable.

2.11   Insurance. Unless otherwise agreed, Debtor, at its own expense, shall have and maintain insurance from financially sound carriers at all times with respect to all Collateral against loss, damage, or destruction, including hull insurance, including all-risk ground, taxiing, and flight coverage of the Aircraft and all-risk coverage of all engines and parts, all for the full insurable value thereof, plus breach of warranty insurance, liability insurance, and coverage of such other risks as Secured Party may require, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Secured Party. Each insurance policy shall name Secured Party as lender’s loss payee and shall be payable to Secured Party and Debtor as their interests may appear; all policies of insurance shall provide for not less than thirty (30) days’ written cancellation notice to Secured Party; Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions. As to Secured Party’s interest in such policies, no act or omission of Debtor or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss. Debtor hereby assigns to Secured Party any monies which may become payable, including returned and unearned premiums, under any insurance on the Collateral.

2.12   Use, Operation, Maintenance and Repair of the Aircraft.

(a)Debtor shall (or cause each Lessee to) use, operate, maintain, and store the Aircraft, and every part thereof, carefully and in compliance with all applicable statutes, ordinances, and regulations of all jurisdictions in which the Aircraft is used, and with all applicable insurance policies, manufacturer’s recommendations and operating and maintenance manuals, including, without limitation FAR 121 or 135 as may be applicable, and all applicable maintenance, service, repair and overhaul manuals and service bulletins published by the manufacturers of the Aircraft or of the accessories, equipment and parts installed on the Aircraft. Without limitation of the foregoing, the Aircraft shall be continuously maintained on an external engine maintenance service insurance plan (the “Program”) satisfactory to Secured Party. At or prior to the time the Note is funded, Debtor shall provide to Secured Party a copy of the Program. Secured Party shall be given an interest in the Program, and the Program shall provide that Secured Party shall be given thirty (30) days’ notice of Debtor’s default, with an ability for Secured Party to cure such default. Debtor shall keep complete and continuing records and documents regarding the performance of all maintenance under the Program, and shall provide copies of all such records and documents to Secured Party upon request. In the event of any default under the Financing Documents, Secured Party shall have the right, but not the obligation, to continue the Program at Debtor’s sole cost and expense. Debtor shall use the Aircraft primarily for business purposes. Debtor shall not base, or permit the Aircraft to be based, outside the continental limits of the United States of America. Debtor shall not operate or locate the Aircraft, or permit the Aircraft to be operated or located or permitted to go over or into (i) any country or jurisdiction that does not maintain full diplomatic relations with the United States, (ii) any area of hostilities, (iii) any geographic area which is not covered by the required insurance policies, or (iv) any country or jurisdiction for which exports or transactions are subject to specific restrictions under any law or directive of the United States or of the United Nations Security Council, including without limitation. The Trading With the Enemy Act, 50 U.S.C. App. Section 1 et seq., the International Emergency Economic Powers Act, 50 U.S.C. App. Section 1701 et seq. and the United States Export Administration Act, 50 U.S.C. App. Section 2401 et seq., nor shall the Debtor violate or permit the violation of such laws. Debtor shall adhere to reasonable practices for Debtor’s industry and the type of Aircraft, for security against terrorism and other risks At its own risk, Debtor shall use or permit the use of the Aircraft only by entities which are duly organized and in good standing in the jurisdictions in which such entities are formed. Debtor shall not loan, lease, rent (except pursuant to the Leases), or otherwise dispose of the Aircraft, without Secured Party’s prior written consent. Debtor shall not use or permit the use of the Aircraft in any unintended, injurious or unlawful manner and shall not change or alter or permit the change or alteration of the Aircraft (except pursuant to the Leases) without Secured Party’s written consent. In the event that laws or regulations require the alteration of the Aircraft, Debtor shall conform or obtain conformance therewith at no expense of Secured Party. No technical or non-substantial non-compliance with the provisions of this paragraph shall be deemed a material breach if Debtor shall have obtained from the appropriate authorities permissions, extensions or continuances.

(b)The Aircraft shall be operated at all times by a currently-certificated pilot having the minimum total pilot hours and pilot-in-command hours required by FAA rules or regulations and applicable insurance policies. Debtor shall pay for all expenses, including storage, fuel, lubricants, service, inspections, overhauls, replacements, and repairs.

(c) Debtor shall keep the Aircraft free from any adverse lien, International Interest or encumbrance (and shall promptly notify Secured Party of any attachment of any such lien or any seizure or levy) and in airworthy condition, good working order and repair and shall not waste or destroy the Aircraft or any part thereof. Debtor shall furnish all required parts and servicing (including any contract service necessary to maintain the benefit of any warranty of the manufacturer). Debtor shall maintain (or cause each Lessee to maintain) all records, logs and other materials required by the aeronautics authority to be maintained in respect to the Aircraft, regardless of upon whom such requirements are, by their terms, normally imposed. Secured Party may examine and inspect the Aircraft and any and all books and records of Debtor during business hours at any time; such right of inspection shall include the right to copy Debtor’s books and records and to converse with Debtor’s officers, employees, agents, and independent accountants. Debtor shall promptly reimburse Secured Party for any costs incurred by Secured Party for such inspections, including but not limited to consultants’ fees and expenses.

2.13   Taxes and Assessments. Debtor shall pay promptly when due all taxes, assessments, levies, imposts, duties and charges, of any kind or nature, imposed upon the Collateral or for its use or operation or upon this Agreement or upon any instruments evidencing the obligations.

2.14   Financial Statements. Within thirty (30) days after Secured Party’s request, Debtor shall deliver all information requested by Secured Party which Secured Party deems reasonably necessary to determine Debtor’s current financial condition. Each financial statement submitted by Debtor to Secured Party shall be prepared in accordance with generally accepted accounting principles consistently applied and shall fairly and accurately present the Debtor’s financial condition and results of operations for the period to which it pertains.

2.15   Enforceability of Leases. All Leases have been or shall be duly executed by Debtor and the respective Lessee and shall constitute the legal, valid and binding obligations of all parties thereto, enforceable against the Lessees.

3.0   EVENTS OF DEFAULT

3.1   Each of the following shall be considered an Event of Default: (i) failure on the part of Debtor to promptly perform in complete accordance with its representations, warranties and covenants made in this Agreement or in any other agreement with Secured Party, including, but not limited to, the payment of any liability, with interest, when due or default by Debtor under the provisions of any other material agreement to which Debtor is party; (ii) the death of Debtor if an individual or the dissolution of Debtor if a business organization; (iii) the filing of any petition or complaint under the federal Bankruptcy Code or other federal or state acts of similar nature, by or against Debtor; or an assignment for the benefit of creditors by Debtor; (iv) an application for or the appointment of a receiver, trustee or conservator, voluntary or involuntary, by or against Debtor or for any substantial assets of Debtor; (v) insolvency of Debtor under either federal or state law or applicable principles of equity; (vi) entry of judgment, issuance of any garnishment or attachment, or filing of any lien, claim or government attachment against the Collateral or which, in Secured Party’s sole discretion, might impair the Collateral; (vii) the determination by Secured Party that a material misrepresentation of fact has been made by Debtor in this Agreement or in any writing supplementary or ancillary hereto; (viii) a determination by Secured Party that Debtor has suffered a material adverse change in its financial condition, business or operations from the date of this Agreement; (ix) bankruptcy, insolvency, termination, death, dissolution or default of any guarantor for Debtor; (x) any actual or anticipated (in Secured Party’s reasonable discretion) unauthorized revocation, nonrenewal or termination of a letter of credit, surety bond or other instrument issued for the benefit of Secured Party as additional security for the obligations of Debtor hereunder; or (xi) any unauthorized filing by Debtor of a termination for or discharge of any financing statement or registration (including, without limitation, any registration of any International Interest) filed by, assigned to or in favor of Secured Party. A default hereunder constitutes a default as contemplated under the Cape Town Convention.

4.0   REMEDIES

4.1   Upon the happening of any Event of Default which is not cured within ten (10) days or at any time thereafter: (i) all liabilities of Debtor shall, at the option of Secured Party, become immediately due and payable; (ii) Secured Party shall have and may exercise all of the rights and remedies granted to a secured party under the Uniform Commercial Code and, in addition thereto and without limitation thereof, all of the rights and remedies (including, without limitation, interim remedies) granted to a creditor under the Cape Town Convention; (iii) Secured Party shall have the right, immediately, and without notice or other action, to set-off against any of Debtor’s liabilities to Secured Party any money owed by Secured Party in any capacity to Debtor, whether or not due; (iv) Secured Party may proceed with or without judicial process to take possession of all or any part of the Collateral; Debtor agrees that upon receipt of notice of Secured Party’s intention to take possession of all or any part of said Collateral, Debtor shall do everything necessary to make same available to Secured Party (including, without limitation, assembling the Collateral and making it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Debtor and Secured Party); and so long as Secured Party acts in a commercially reasonable manner, Debtor agrees to assign, transfer and deliver at any time the whole or any portion of the Collateral or any rights or interest therein in accordance with the Uniform Commercial Code and/or the Cape Town Convention, and without limiting the scope of Secured Party’s rights thereunder; (v) Secured Party may sell the Collateral at public or private sale or in any other commercially reasonable manner and, at the option of Secured Party, in bulk or in parcels and with or without having the Collateral at the sale or other disposition, and Debtor agrees that in case of sale or other disposition of the Collateral, or any portion thereof, Secured Party shall apply all proceeds first to all costs and expenses of disposition, including attorneys’ fees, and then to Debtor’s obligations to Secured Party; (vi) Secured Party may elect to accept the Collateral or any part thereof in satisfaction of all sums due from Debtor; and (vii) Secured Party may procure the de-registration and export of the Aircraft pursuant to the IDERA. All remedies provided in this paragraph shall be cumulative. Secured Party may exercise any one or more of such remedies in addition to any and all other remedies Secured Party may have under any applicable law or in equity, including, without limitation, under the Uniform Commercial Code and/or the Cape Town Convention.

4.2   Expenses; Disposition. Any notification of a sale or other disposition of Collateral or of other action by Secured Party required to be given by Secured Party, will be sufficient and deemed reasonable if given personally, mailed, or delivered by facsimile transmission or overnight carrier not less than ten (10) days prior to the day on which such sale or other disposition will be made or action taken. Upon default, any amounts due and to become due hereunder shall, without notice, bear interest, from the date such amounts are due until paid, at a rate (the “Default Rate”) which is the lesser of: (i) the maximum rate per annum which Secured Party is permitted by law to charge, or (ii) the greater of: (y) eighteen percent (18%) per annum, or (z) five percent (5%) per annum over the prime rate which is announced from time to time by U.S. Bank National Association to be its prime rate. Debtor shall pay all reasonable expenses of realizing upon the Collateral hereunder and collecting all liabilities of Debtor to Secured Party, including any collection agency fee. In any interpretation or enforcement of the Financing Documents or any dispute related thereto or to the relationship between the parties. Debtor shall pay Secured Party’s legal expenses and reasonable attorneys’ fees, including any incurred before and at trial, on appeal, in any other proceeding or without any litigation being filed.

5.0   MISCELLANEOUS

5.1   No Implied Waivers; Entire Agreement. Unless expressly provided otherwise in the Note, this Agreement and the Note are non-cancelable and may not be prepaid. The waiver by Secured Party of any default hereunder or of any provisions hereof shall not discharge any party hereto from liability hereunder and such waiver shall be limited to the particular Event of Default and shall not operate as a waiver of any other or subsequent default. No modification of this Agreement or waiver of any right of Secured Party hereunder shall be valid unless in writing and signed by an authorized officer of Secured Party. No failure on the part of Secured Party to exercise, or delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The provisions of this Agreement and the rights and remedies granted to Secured Party herein shall be in addition to, and not in limitation of those of any other agreement with Secured Party or any other evidence of any liability held by Secured Party. The Financing Documents embody the entire agreement between the parties and supersede all prior agreements and understandings relating to the same subject matter. If any of the Financing Documents are delivered to Secured Party by facsimile transmission, such documents (and signatures thereon) shall be treated as, and have the same force and effect as, originals. References herein to the “Agreement” and the “Note” shall mean the Agreement and Note as each may respectively be amended from time to time.

5.2   Choice of Law; Waiver of Jury. The Financing Documents and the rights and liabilities of the parties shall be governed by applicable federal law and the laws of the state of Oregon. Any legal action or proceeding with respect to the Financing Documents shall be brought in state court sitting in Portland, Oregon, and, by execution and delivery of the Financing Documents, each of the parties consents to the jurisdiction of such court and waives any defense of lack of jurisdiction or inconvenient forum. Service of process by overnight courier will be sufficient to confer personal jurisdiction over the Debtor. SECURED PARTY AND DEBTOR EACH IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO ANY OF THE FINANCING DOCUMENTS. Notwithstanding anything in the foregoing to the contrary, Secured Party may bring a judicial proceeding involving the Registrar of the International Registry in the Republic of Ireland, as and to the extent Secured Party deems it necessary in connection with its exercise of its rights and remedies under the Financing Documents.

5.3   Late Charge. If any of the obligations remains overdue for more than ten (10) days, Debtor hereby agrees to pay on demand, as a late charge, an amount equal to the lesser of (i) five percent (5%) of each such overdue amount; or (ii) the maximum percentage of any such overdue amount permitted by applicable law as a late charge. Debtor agrees that the amount of such late charge represents a reasonable estimate of the cost to Secured Party of processing a delinquent payment and that the acceptance of any late charge shall not constitute a waiver of default with respect to the overdue amount or prevent Secured Party from exercising any other available rights and remedies.

5.4   Protection of the Collateral. At its option, Secured Party may discharge taxes, liens or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization and to pay a fee for additional monitoring incurred by Secured Party for Debtor’s failure to maintain coverage or protection as provided herein. Any payments made by Secured Party shall be immediately due and payable by Debtor and shall bear interest at the Default Rate. Until default, Debtor may retain possession of the Collateral and use it in any lawful manner not inconsistent with the provisions of this Agreement and any other agreement between Debtor and Secured Party and not inconsistent with any policy of insurance thereon.

5.5   Binding Agreement; Time of the Essence. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors, and assigns. Time is of the essence with respect to the performance of Debtor’s obligations under this Agreement and any other agreement between Debtor and Secured Party.

5.6   Enforceability. Any term, clause or provision of this Agreement or of any evidence of indebtedness from Debtor to Secured Party which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining terms or clauses of such provision or the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, clause or provision in any other jurisdiction.

5.7   Notices. Any notices or demands required to be given herein shall be given to the parties in writing by facsimile transmission, or by overnight courier or United States mail (first class, express, certified or otherwise) at the addresses set forth on page 1 of this Agreement or to such other addresses as the parties may hereafter substitute by written notice given in the manner prescribed in this paragraph.

5.8   Additional Security. If there shall be any other collateral for any of the obligations, or for the obligations of any guarantor thereof, Secured Party may proceed against and/or enforce any or all of the Collateral and such collateral in whatever order it may, in its sole discretion, deem appropriate. Any amount(s) received by Secured Party from whatever source and applied by it to any of the obligations shall be applied in such order of application as Secured Party shall from time to time, in its sole discretion, elect.

6.0   ASSIGNMENT

6.1   SECURED PARTY MAY SELL OR ASSIGN ANY AND ALL RIGHT, TITLE AND INTEREST IT HAS IN THE COLLATERAL, ANY ASSOCIATED RIGHTS AND/OR ARISING UNDER THIS AGREEMENT. DEBTOR HERBY CONSENTS TO ANY SUCH SALE OR ASSIGNMENT BY SECURED PARTY, INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF THE CAPE TOWN CONVENTION. DEBTOR SHALL, UPON THE DIRECTION OF SECURED PARTY: 1) EXECUTE ALL DOCUMENTS NECESSARY TO EFFECTUATE SUCH ASSIGNMENT (INCLUDING, WITHOUT LIMITATION, INTERNATIONAL REGISTRY FILINGS (AND ANY NECESSARY CONSENTS THERETO, AS WELL AS ANY RENEWAL OF ANY AUTHORIZATIONS REQUIRED BY THE INTERNATIONAL REGISTRY IN CONNECTION WITH SUCH FILING, SUCH AS RENEWING DEBTOR’S TRANSACTING USER ENTITY STATUS AND RE-DESIGNATING A PROFESSIONAL USER ENTITY, IF NECESSARY IN SECURED PARTY’S JUDGMENT)) AND, 2) PAY DIRECTLY AND PROMPTLY TO SECURED PARTY’S ASSIGNEE WITHOUT ABATEMENT, DEDUCTION OR SET-OFF, ALL AMOUNTS WHICH HAVE BECOME DUE UNDER THE ASSIGNED AGREEMENTS. SECURED PARTY’S ASSIGNEE SHALL HAVE ANY AND ALL RIGHTS, IMMUNITIES AND DISCRETION OF SECURED PARTY HEREUNDER AND SHALL BE ENTITLED TO EXERCISE ANY REMEDIES OF SECURED PARTY HEREUNDER. ALL REFERENCES HEREIN TO SECURED PARTY SHALL INCLUDE SECURED PARTY’S ASSIGNEE (EXCEPT THAT SAID ASSIGNEE SHALL NOT BE CHARGEABLE WITH ANY OBLIGATIONS OR LIABILITIES HEREUNDER OR IN RESPECT HEREOF). DEBTOR SHALL NOT ASSERT AGAINST SECURED PARTY’S ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR SET-OFF WHICH DEBTOR MAY HAVE AGAINST SECURED PARTY.

6.2   DEBTOR SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY OF ITS RIGHTS, ASSOCIATED RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR ENTER INTO ANY AGREEMENT REGARDING ALL OR ANY PART OF THE COLLATERAL AND/OR ANY ASSOCIATED RIGHTS WITHOUT THE PRIOR WRITTEN CONSENT OF SECURED PARTY. IN CONNECTION WITH THE GRANTING OF SUCH CONSENT AND THE PREPARATION OF NECESSARY DOCUMENTATION (INCLUDING, WITHOUT LIMITATION, SATISFACTION OF ALL REQUIREMENTS OF THE CAPE TOWN CONVENTION WITH RESPECT TO SUCH ASSIGNMENT), A FEE SHALL BE ASSESSED EQUAL TO ONE PERCENT (1%) OF THE TOTAL REMAINING BALANCE THEN DUE HEREUNDER.

7.0   SCHEDULE OF AIRCRAFT

One (1) Cessna (described as CESSNA on the International Registry drop down menu) Model 550, serial # 550-0971, Federal Aviation Registration Number N717GK, equipped with Two (2) Pratt & Whitney Canada model PW530A engine serial #’s PCE-DA0355 and PCE-DA0352 (described on the International Registry drop down menu as PRATT & WHITNEY CANADA model PW500 SERIES with serial numbers DA0355 and DA0352, respectively) each in excess of 550 shp;

including, but not limited to: (i) all avionics, accessories, improvements, components, instruments, furnishings, substitutions, additions, replacements, parts, tools and equipment now or hereafter affixed to or used in connection with such airframe, engines and/or propellers, together with all products and proceeds thereof, including but not limited to all leased and/or chartered income and all insurance recoveries; and (ii) all maintenance, support, supply, warranty, and/or service rights relating to such airframe, engines, and/or propellers, and any claims thereunder, including but not limited to rights and claims under any maintenance, support, supply and/or service plans or contracts.

The above Aircraft is type certified by the Federal Aviation Administration to transport at least eight persons including crew or goods weighing in excess of 2,750 kilograms.

The above Engines are powered by jet propulsion and each has at least 1,750 pounds of thrust or its equivalent.

The above aircraft is complete as equipped.

Plus

Certain chattel paper, consisting of any and all now existing or hereafter arising rental and lease agreements and all rents, income, accounts, payment intangibles, and sums due arising now or hereafter thereunder and all proceeds of any of the foregoing (each an “Agreement” and collectively the “Agreements”) between Assignor and its sub-users, and relating to the equipment and/or inventory that is the subject of such Agreements and is described above. Any purchase of an Agreement, or perfection of a security interest therein by possession or other control of the Agreement, violates the rights of U.S. Bancorp Equipment Finance, Inc. (and its successors and assigns).

Debtor represents and warrants that the information contained in this Section 7.0 (including the registration number of the airframe, the serial numbers of the airframe and engines, and the manufacturer and model numbers of the airframe and engines) is true and accurate in all respects.

8.0   POWER OF ATTORNEY

8.1   Debtor hereby appoints Secured Party as its attorney-in-fact to sign Debtor’s name and to make non-material amendments (including completing and conforming the description of the Collateral) on any document in connection with this Agreement, including any document necessary for processing aircraft registration(s), and to obtain, adjust and settle any insurance required by this Agreement and to endorse any drafts in connection with such insurance.

9.0   NOTICE

9.1   Under Oregon law, most agreements, promises and commitments made by Secured Party concerning loans and other credit extensions must be in writing, express consideration and be signed by Secured Party to be enforceable.

This instrument may be executed in separate counterparts, each of which when executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed the 14 day of October, 2008.

Stellaris LLC	U.S. Bancorp Equipment Finance, Inc.
[Debtor]	[Secured Party]

By:	/s/ Alfons Theeuwes	By:
Alfons Theeuwes		An authorized officer thereof
Senior Vice President of Finance
9/06

ADDRESS FOR NOTICES TO SECURED PARTY:

PO Box 230789

Portland, OR 97281-0789

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed the    day of          , 20  .

Stellaris LLC	U.S. Bancorp Equipment Finance, Inc.
[Debtor]	[Secured Party]

By:	By:	/s/ [Illegible]
Alfons Theeuwes	An authorized officer thereof
Senior Vice President of Finance
9/06

ADDRESS FOR NOTICES TO SECURED PARTY:

PO Box 230789

Portland, OR 97281-0789

EXHIBIT A TO AIRCRAFT SECURITY AGREEMENT

FORM OF IRREVOCABLE DE-REGISTRATION AND EXPORT REQUEST AUTHORIZATION

October 14, 2008

To: Federal Aviation Administration, Civil Aircraft Registry

Re: Irrevocable De-Registration and Export Request Authorization(1)

The undersigned is the registered owner of the Cessna (described as CESSNA model 550 on the International Registry drop down menu) model 550 bearing manufacturer’s serial number 550-0971 and registration number N717GK; including two (2) Pratt & Whitney Canada model PW530A aircraft engines bearing manufacturer’s serial numbers PCE-DA0352 and PCE-DA0355 (described as PRATT & WHITNEY CANADA model PW500 SERIES aircraft engines serial numbers DA0355 and DA0352 on the International Registry drop down menu) (together with all installed, incorporated or attached accessories, parts and equipment, the “aircraft”).

This instrument is an irrevocable de-registration and export request authorization issued by the undersigned in favor of U.S. Bancorp Equipment Finance, Inc. (“the authorized party”) under the authority of Article XIII of the Protocol to the Convention on International Interests in Mobile Equipment on Matters specific to Aircraft Equipment. In accordance with that Article, the undersigned hereby requests:

(i) recognition that the authorized party or the person it certifies as its designee is the sole person entitled to:

(a) procure the de-registration of the aircraft from the Civil Aircraft Registry maintained by the Federal Aviation Administration for the purposes of Chapter III of the Convention on International Civil Aviation, signed at Chicago, on 7 December 1944, and

(b) procure the export and physical transfer of the aircraft from the United States of America; and

(ii) confirmation that the authorized party or the person it certifies as its designee may take the action specified in clause (i) above on written demand without the consent of the undersigned and that, upon such demand, the authorities in the United States of America shall co-operate with the authorized party with a view to the speedy completion of such action.

The rights in favor of the authorized party established by this instrument may not be revoked by the undersigned without the written consent of the authorized party.

[SIGNATURE PAGE FOLLOWS]

3/06

(1) Filed in connection with and made a part of the Aircraft Security Agreement dated as of                    , 2008, between Stellaris, LLC, as Debtor, and U.S. Bancorp Equipment Finance, Inc., as secured party, filed with the FAA simultaneously herewith.

Please acknowledge your agreement to this request and its terms by appropriate notation in the space provided below and lodging this instrument in Civil Aviation Registry of the Federal Aviation Administration.

Agreed to and lodged this l4 day of October, 2008.

Stellaris LLC

[Debtor]

By:	/s/ Alfons Theeuwes
Alfons Theeuwes
Senior Vice President of Finance

CERTIFICATE OF AUTHORITY (LEASE/LOAN)

Equipment Finance

I/WE HEREBY CERTIFY to U.S. Bancorp Equipment Finance, Inc. (the “Creditor”) that: a) I/we am/are the person(s) authorized to certify on behalf of Stellaris LLC, a business entity (the “Company”) organized and maintaining good standing under the laws of the State of Nevada; b) the following is a true and correct copy of certain Resolutions duly adopted or voted by the Board of Directors, Members or Managers, as appropriate, of the Company; c) I/we have placed a copy of such Resolutions in the official records of the Company; d) such Resolutions have not been rescinded, amended, or otherwise altered or repealed; and e) such Resolutions are now in full force and effect and are in full compliance with the formation documents of the Company, as such may have been amended. The Company has resolved the following:

1)  That the Company from time to time leases personal property and/or borrows money or otherwise obtains credit from Creditor and that the entire amount of leasing, borrowing or credit under this resolution at any one time, whether direct or indirect, absolute or contingent, shall be unlimited;

2)  That any one of the officers, agents, members, or managers designated below is hereby authorized to borrow money and to obtain credit and other financial accommodations (including the leasing of personal property) for the Company; and to execute and deliver on behalf of the Company any and all documentation required in connection therewith in such form and containing such terms and conditions as the person(s) executing such documents shall approve as being advisable and proper and in the best interests of the Company; and that the execution thereof by such person(s) shall be conclusive evidence of such approval; and, as security for the Company’s obligations to Creditor to pledge, assign, transfer, mortgage, grant a security interest in, hypothecate, or otherwise encumber any and all property of the Company, whether tangible or intangible; and to execute and deliver all instruments of assignment and transfer;

3)  That any officer, member, manager, agent or employee of the Company is hereby further authorized to take any and all such other actions as may be necessary to carry out the intent and purposes of these Resolutions, and that any and all actions taken by such person(s) to carry out such intent and purposes prior to the adoption of these Resolutions are hereby ratified and confirmed by, and adopted as the action of, the managers of the Company; and

4)  That these Resolutions shall constitute a continuing authority to the designated person or persons to act on behalf of the Company, and the powers and authority granted herein shall continue until revoked by the Company and formal written notice of such revocation shall have been given to Creditor. These Resolutions do not supersede similar prior resolutions given to Creditor.

I/WE HEREBY FURTHER CERTIFY that pursuant to the formation documents and any other appropriate documents of the Company as may be necessary, the following named person(s) have been properly designated and appointed to the position(s)/office(s) indicated below, that such person(s) continue to hold such position(s)/office(s) at the time of execution of the documentation for the transaction(s) with Creditor, and that the signature(s) of such person(s) shown below are genuine.

OFFICE	NAME	SIGNATURE

Senior Vice President of Finance	Alfons Theeuwes	/s/ Alfons Theeuwes

I/WE HEREBY FURTHER CERTIFY that, pursuant to the formation documents of the Company, and any other appropriate documents of the Company as may be necessary, I/we have the power and authority to execute this Certificate on behalf of the Company, and that I/we have so executed this Certificate on the 14 day of October, 2008. A copy of this Certificate, which is duly signed and which is received by facsimile transmission (“fax”), shall be deemed to be of the same force and effect as the original.

By:	/s/ John Schauerman
John Schauerman
CFO
(Must be certified by another officer or director other than the above authorized signer)

6/02

ADDRESS FOR ALL NOTICES

PO Box 230789

Portland, OR 97281-0789

CERTIFICATE OF AUTHORITY (GUARANTY AND/OR PLEDGE)

Equipment Finance

I/WE HEREBY CERTIFY to U.S. Bancorp Equipment Finance, Inc. (the “Creditor”) that: a) I/we am/are the person(s) authorized to certify on behalf of ARB, Inc., a business entity (the “Company”) organized and maintaining good standing under the laws of the State of California; b) the following is a true and correct copy of certain Resolutions duly adopted by the Board of Directors, Members, or Managers, as appropriate, of the Company; c) I/we have placed a copy of such Resolutions in the official records of the Company; d) such Resolutions have not been rescinded, amended, or otherwise altered or repealed; and e) such Resolutions are now in full force and effect and are in full compliance with the formation documents of the Company, as such may have been amended. The Company has resolved the following:

1)  That it is to the benefit of the Company that Stellaris LLC, (“Customer”) from time to time leases personal property, borrows money or otherwise obtains credit from Creditor, (“Transaction(s)”); and, whereas Creditor is unwilling to enter into the Transaction(s) unless the Company shall execute and deliver that certain continuing Guaranty of the Customer’s obligations to Creditor (the “Guaranty”) and/or any pledge or security agreement, securing the Customer’s obligations to Creditor (the “Agreement”); and, that the Company shall execute and deliver such Guaranty and/or Agreement;

2)  That any one of the officers, agents, members or managers of the Company is hereby authorized to execute and deliver on behalf of the Company the Guaranty and/or Agreement together with any and all other documentation required in connection therewith in such form and containing such terms and conditions as the person(s) executing such documents shall approve as being advisable and proper and in the best interests of the Company; and that the execution thereof by such person(s) shall be conclusive evidence of such approval;

3)  That any officer, member, manager, agent, or employee of the Company is hereby authorized to take any and all such other actions as may be necessary to carry out the intent and purposes of these Resolutions, and that any and all actions taken by such person(s) to carry out such intent and purposes prior to the adoption of these Resolutions are hereby ratified and confirmed by, and adopted as the action of the Company; and

4)  That these Resolutions shall constitute a continuing authority to the designated person or persons to act on behalf of the Company, and the powers and authority granted herein shall continue until revoked by the Company and formal written notice of such revocation shall have been given to Creditor. These Resolutions do not supersede similar prior resolutions given to Creditor.

I/WE HEREBY FURTHER CERTIFY that pursuant to the formation documents of the Company, and any other appropriate documents of the Company as may be necessary, the following named person(s) have been properly designated and appointed to the position(s)/office(s) indicated below, that such person(s) continue to hold such position(s)/office(s) at the time of execution of the Guaranty and/or Agreement and that the signature(s) of such person(s) shown below are genuine.

OFFICE	NAME	SIGNATURE

CFO	Alfons Theeuwes	/s/ Alfons Theeuwes

I/WE HEREBY FURTHER CERTIFY that, pursuant to the formation documents of the Company, and any other appropriate documents of the Company as may be necessary, I/we have the power and authority to execute this Certificate on behalf of the Company, and that I/we have so executed this Certificate on the 14 day of October, 20  . A copy of this Certificate, which is duly signed and which is received by facsimile transmission (“fax”), shall be deemed to be of the same force and effect as the original.

By:	/s/ John Perisich
John Perisich
Sr. Vice President /General Counsel

7/02

ADDRESS FOR ALL NOTICES:

PO Box 230789

Portland, OR 97281-0789

GUARANTY

Equipment Finance

1.  In order to induce U.S. Bancorp Equipment Finance, Inc. (“Creditor”) and any entity affiliated with or related to Creditor to enter into one or more financing arrangements (“Transaction”) with, or otherwise directly or indirectly make financing or property available to Stellaris LLC (the “Obligor”), and/or to induce Creditor to grant to Obligor such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights, whether in connection with the Transaction(s) or otherwise, as Creditor may in its sole discretion deem advisable, and in consideration of any agreements heretofore or hereafter entered into between Creditor and Obligor (any and all such leases, loan agreements, notes, security agreements, pledges, and assignments, together with any and all schedules and riders thereto and any and all other agreements executed and delivered by Obligor in connection therewith, being hereinafter called the “Agreements”), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE UNDERSIGNED (“GUARANTOR”), INTENDING TO BE LEGALLY BOUND, HEREBY JOINTLY AND SEVERALLY GUARANTEES THE FULL, PROMPT, COMPLETE AND FINAL PAYMENT AND PERFORMANCE OF ALL THE OBLIGOR’S OBLIGATIONS PURSUANT TO THE AGREEMENTS OR IN ANY WAY ARISING THEREFROM AND ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES OF OBLIGOR TO CREDITOR, WHETHER NOW IN EXISTENCE OR ARISING HEREAFTER, DIRECT OR INDIRECT, CONTINGENT OR ABSOLUTE, MATURED OR UNMATURED, SECURED OR UNSECURED, AND HOWEVER CONTRACTED OR ARISING (ALL SUCH OBLIGATIONS AND LIABILITIES BEING HEREINAFTER CALLED THE “OBLIGATIONS”)

2.  Guarantor hereby promises to pay Creditor when due, on demand, all indebtedness of any kind or nature emanating from the Agreements (including, without limitation, if an event of default shall occur under the Agreements, payment on demand of all unpaid sums to become due under the defaulted Agreements for the entire term thereof), whether now or hereafter arising; and Guarantor agrees to indemnify and hold Creditor harmless from and against any and all losses, liabilities and costs caused by or arising from (in any way, directly or indirectly) any failure of Obligor to fully, promptly and completely satisfy the Obligations. “Losses, liabilities and costs” shall include (without limitation) all obligations, claims, demands, judgments, costs and expenses of whatever kind or nature (including, without limitation, attorneys’ fees). Time is of the essence with regard to the performance of Guarantor’s obligations hereunder

3.  In enforcing this Guaranty, Creditor shall not be required to (i) present for payment any evidence of the Obligations (known as “presentment” or “presentment for payment”); (ii) give notice that amounts due have not been paid (known as “notice of dishonor”), or (iii) obtain an official certification of nonpayment (known as “protest”) or give Guarantor notice of any such “protest;” and Guarantor hereby waives presentment, presentment for payment, notice of dishonor, protest and notice of protest, and notice of acceptance hereof.

4.  Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, the liability of Obligor or any other guarantor of the Obligations may from time to time, in whole or in part, be amended, including, without limitation, extended, renewed, accelerated, supplemented, settled, assigned, assumed or released, in Creditor’s sole discretion, and that any collateral for any of the Obligations or for any guaranty thereof (including this Guaranty) may from time to time, in whole or part, be exchanged, sold, released or surrendered in Creditor’s sole discretion. No such amendment, exchange, sale, release or surrender shall in any way impair, affect or release the liability of Guarantor or constitute a waiver of any of Creditor’s rights hereunder.

5.  This Guaranty is unlimited, absolute, irrevocable and unconditional and shall continue in full force and effect until all the Obligations shall have been fully, completely and finally satisfied and paid. The obligations of Guarantor hereunder shall continue and survive the repossession of any property leased pursuant to the Agreements, or any property in which Creditor has a security interest securing any of the Obligations, whether or not any such repossession constitutes an “election of remedies” against the Obligor or any other person. Guarantor agrees to be obligated hereunder notwithstanding any termination of the Agreements in whole or part by operation of law or any unenforceability or invalidity of the Agreements for any reason whatsoever. The obligations of the Guarantor shall not be subject to any abatement, setoff, defense or counterclaim for any cause whatsoever Guarantor’s liability hereunder is joint and several with any other guarantor of the Obligations, whether such guarantor executes this document or any other guaranty document. This Guaranty is in addition to, and not in limitation or derogation of, any and all other guaranties of the Obligations executed by any guarantor. In the event of any conflict between the provisions of this Guaranty and those of any other guaranty, the provisions of this Guaranty shall govern.

6.  Creditor may proceed directly and in the first instance against any Guarantor or combination of Guarantors and have its remedy hereunder without first being obliged to resort to any other right or remedy of security for any of the Obligations. If there shall be any securities for any of the Obligations, or for the obligations of Guarantor hereunder, or for the obligations of any other guarantor of any of the Obligations, Creditor may proceed against and/or enforce any or all of such securities in whatever order it may, in its sole discretion, deem appropriate. Any amount(s) received by Creditor from whatever source and applied by it to any of the Obligations shall be applied in such order of application as Creditor shall, in its sole discretion, elect.

7.  Notwithstanding any provision hereof or any provision of any of the Agreements, or any presumption of applicable law or principle of legal construction to the contrary: (i) nothing shall discharge or satisfy Guarantor’s obligations hereunder except full, complete and final payment and satisfaction of all the Obligations and all indebtedness and indemnities owed hereunder; and (ii) Guarantor hereby waives any and all defenses to its obligations hereunder including, without limitation, any defense arising by reason of any cessation of the Obligor’s business or any bankruptcy, insolvency or business failure of the Obligor or any other person. Each and every waiver made herein by Guarantor is and shall be construed as an absolute, irrevocable and unconditional waiver of the right waived. Payments received by Creditor from or on behalf of Obligor shall be solely for the benefit of Creditor and shall not benefit Guarantor in any way, Guarantor acknowledges that Guarantor is not and shall not be construed as a “Creditor” of Obligor by virtue of this Guaranty.

8.  Within 120 days after the close of each fiscal year of Guarantor, Guarantor shall deliver to Creditor true and complete copies of its work in process and backlog reports and its financial statements (including, without limitation, a balance sheet, a statement of income, a statement of cash flow, a statement of changes in equity, and notes to financial statements) for the immediately preceding fiscal year, setting forth the corresponding figures for the prior fiscal year in comparative form, all in reasonable detail without any qualification or exception deemed material by Creditor. Such financial statements shall be audited by Guarantor’s independent certified public accountants and shall be certified by such accountants. Guarantor shall also furnish Creditor, upon request, with any other financial information (including tax returns and copies of its quarterly management-prepared financial statements) deemed reasonably necessary by Creditor. Each financial statement submitted by Guarantor to Creditor shall be prepared in accordance with generally accepted accounting principles consistently applied and shall fairly and accurately present the Guarantor’s financial condition and results of operations for the period to which it pertains.

9.  Guarantor hereby represents and warrants to Creditor that all information concerning such Guarantor, including (without limitation) financial statements and other financial information furnished to Creditor in connection with the Agreements, was true, complete and accurate as of the date of delivery thereof to Creditor, and all such information remains true, complete and accurate, and there has been no material adverse change in Guarantor’s financial condition as of the date of the most recently delivered financial data. In the event of any breach of Guarantor’s representations and warranties herein or any material adverse change in the financial condition of Guarantor, upon the request of Creditor. Guarantor shall promptly furnish to Creditor such additional security for the performance of Guarantor’s obligations hereunder as Creditor may reasonably request. Guarantor shall not transfer all or substantially all of its assets without the prior written consent of Creditor. A default hereunder shall be a default under the Agreements.

10.  No notice of termination of this Guaranty shall be effective unless and until such notice shall be in writing and executed by Guarantor and shall have been received by Creditor, provided, however, that in the event of such notice, this Guaranty shall continue in full force and effect with regard to all Obligations created, existing or arising prior to the date of such receipt. No modification hereof or amendment hereto and no waiver of any term or provision hereof shall be valid unless in writing and signed by an authorized officer of Creditor. No delay or failure on the part of Creditor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Creditor of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No action of Creditor permitted hereunder shall invalidate or in any way impair this Guaranty. No waiver of any right or remedy hereunder shall constitute a waiver of any other or further right or remedy hereunder.

11.  Without any further notice to, or assent by Guarantor, this Guaranty may be assigned by Creditor and reassigned, in the sole discretion of Creditor or its assignee. As used herein, the term “Creditor” includes Creditor and any successor or assign of Creditor. Guarantor may not assign Guarantor’s obligations hereunder, without the prior written consent of Creditor. Nevertheless, this Guaranty shall be binding upon Guarantor’s heirs, successors, representatives, and assigns.

12.  Guarantor represents and warrants that this Guaranty is intended to be legal, valid, binding and enforceable in accordance with its terms. Whenever possible, each term and provision of this Guaranty shall be interpreted so as to be effective and to effectuate its intent under applicable law. If any of the provisions of this Guaranty are contrary to, prohibited by, or held invalid under applicable laws, regulations or public policy of any jurisdiction in which it is sought to be enforced, then that provision shall be considered inapplicable and omitted but shall not invalidate the remaining provisions. If this executed Guaranty is delivered to Creditor by facsimile transmission, such document (and any signature thereon) shall be treated as, and have the same force and effect as, an original.

13.  In any dispute arising hereunder, Guarantor shall pay Creditor’s costs and expenses, including reasonable attorneys’ fees and costs incurred in connection herewith and/or arising under the Agreements, including any incurred prior to commencement of a suit, prior to or at trial, on appeal or in any other proceeding. This Guaranty shall be governed by and construed in accordance with the laws of the State of Oregon, and service of process by certified mail, return receipt requested, or overnight courier will be sufficient to confer personal jurisdiction over Guarantor for purposes of litigating any actions arising hereunder. Venue shall be in Portland, Oregon, at Creditor’s option. This Guaranty shall take effect as a sealed instrument. GUARANTOR AND CREDITOR EACH IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO THIS GUARANTY.

14.  In connection with this Guaranty and the Transaction(s) with the Obligor, any Guarantor who is an individual confirms his/her instruction that Creditor obtain a credit report on him/her self, and further authorizes Creditor to obtain such a credit report for purposes of reviewing and/or considering additional financing arrangements with the Obligor.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of October 08, 2008.

ARB, lnc.

By:	/s/ Alfons theeuwes
Alfons theeuwes
CFO

26000 Commercentre Drive Lake Forest, CA 92630

09/08

ADDRESS FOR ALL NOTICES TO CREDITOR:

PO Box 230789

Portland, OR 97281-0789